PAX WORLD FUNDS SERIES TRUST I

			Supplement Dated July 8, 2010
		    to the Prospectus dated May 1, 2010


Effective June 30, 2010, with respect to the Pax World High Yield Bond Fund, the section titled "Average Annual Total Returns" is deleted in its entirety and replaced with the following:

Average Annual Total Returns The performance table below presents the average annual total returns for Individual Investor Class, Institutional Class and R Class shares of the High Yield Bond Fund. The performance table is intended to provide some indication of the risks of investment in the High Yield Bond Fund by showing how the High Yield Bond Fund's average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds, each over a one-year, five-year and ten-year period. After-tax returns for Institutional Class and R
Class shares will vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder's own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.


  	 					Period ended December 31, 2009
Share class	 			1 year	 	5 year	 	10 year

Individual Investor Class
  Return Before Taxes	 		38.70	%	5.59	%	5.85	%
  Return After Taxes on Distributions	34.47	%	2.70	%	2.90	%
  Return After Taxes on Distributions
	and Sale of Fund Shares	 	24.86	%	3.05	%	3.17	%

Institutional Class(1)
  Return Before Taxes	 		38.78	%	5.77	%	5.96	%

R Class(2)
  Return Before Taxes	 		38.27	%	5.37	%	5.74	%

BofA Merrill Lynch High Yield
	Master I Index(3), (6)	 	56.28	%	6.22	%	6.76	%
BofA Merrill Lynch U.S. High Yield BB-B
	(Constrained 2%) Index(4), (6)	45.98	%	5.49	%	6.37	%
Lipper High Current Yield Bond
	Funds Index(5), (6)	 	49.49	%	4.27	%	4.13	%




(1)	Inception of Institutional Class shares was June 1, 2004. The performance information shown for Institutional Class shares includes the performance of the Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

(2)	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares includes the performance of the Individual
Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares.
If such expenses were reflected, the returns would be lower than those shown.

(3)	The BofA Merrill Lynch High Yield Master I Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the United States.

(4)	The BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index
tracks the performance of BB- and B-rated fixed income securities publicly issued in the major domestic or eurobond markets, with total index allocation to an individual issuer limited to 2%. The benchmark of High Yield Bond Fund was changed to the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index effective June 30, 2010. Pax World believes the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index more closely corresponds to the investments of the Fund.

(5)	The Lipper High Current Yield Bond Funds Index tracks the results of the
30 largest mutual funds in the Lipper High Current Yield Bond Funds
Average. The Lipper High Current Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Current Yield Bond Funds Index is not what is typically considered an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

(6)	Unlike the High Yield Bond Fund, the BofA Merrill Lynch High Yield
Master I Index, the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index and the Lipper High Current Yield Bond Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper High Current Yield Bond Funds Index) do not reflect deductions for fees, expenses or taxes.




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			PAX WORLD FUNDS SERIES TRUST I

			Supplement Dated July 8, 2010
		to the Statement of Additional Information
				dated May 1, 2010

The section titled "Portfolio Managers - Ownership of Securities" is revised to reflect that as of December 31, 2009, the dollar value of shares of the Pax World Global Women's Equality Fund owned beneficially by
Sujatha R. Avutu was $10,001 - $50,000.